Exhibit 10.2

EXHIBIT B

FORM OF CONVERTIBLE PROMISSORY NOTE

THIS CONVERTIBLE PROMISSORY NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, TRANSFERRED, OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND STATUTES, UNLESS OFFERED, SOLD, PLEDGED, HYPOTHECATED OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM OR IN A TRANSACTION NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF THOSE LAWS. THE COMPANY SHALL BE ENTITLED TO REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

CIPRICO INC.

CONVERTIBLE PROMISSORY NOTE

$	December , 2007
St. Louis Park, Minnesota

FOR VALUE RECEIVED, Ciprico Inc., a Delaware corporation (the “Company”), hereby promises to pay to                                  , or any authorized holder hereof (the “Holder”), the principal sum of                                    and no/100 Dollars ($          ), or so much of said principal sum as may be outstanding, plus any interest calculated in accordance with paragraph 2 below, on the Maturity Date (as defined below) in accordance with the provisions of this Promissory Note (the “Note”). This Note is one of a series of Notes being issued pursuant to the terms of that certain Convertible Note Purchase Agreement, dated December     , 2007, by and among the Company and the original Holder of this Note and the other parties named therein (the “Purchase Agreement”). Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to such terms in the Purchase Agreement.

This Note is subject to the following terms and conditions:

1.               Maturity Date. The entire principal amount of this Note and all accrued but unpaid interest thereon shall be due and payable in full on March 1, 2009 (the “Maturity Date”).

2.               Interest. Simple interest shall accrue on the unpaid principal amount of this Note at a fluctuating annual rate of interest equal to the LIBOR Rate, as in effect on the date hereof and as the same may adjust monthly, plus 6.0%; provided, that, notwithstanding anything to the contrary contained herein, upon the occurrence and during the continuance of any Event of Default, the rate of interest hereunder shall be the LIBOR Rate plus 9.0% (the “Default Rate”). The interest rate shall automatically adjust on the first business day of each month in the event there has been any change in the LIBOR Rate. As used herein, “LIBOR Rate” means the “London Interbank Offered Rates (LIBOR)” for one month as published in the “Money Rates” column of The Wall Street Journal on the first business day of each month (or, if The Wall Street Journal ceases to publish a rate so designated, any similar successor rate as the Company shall in good faith designate). Interest shall be computed on the actual number of days elapsed and a 365-day year, and accrued interest shall be payable upon the Maturity Date of this Note.

3.               Payment. Payments on this Note will be made at the address of the Holder on the Company’s books in legal tender of the United States of America. All payments on this Note shall be applied (i) first to the payment of any costs of collection that may be due hereunder, (ii) then to the payment of accrued interest (if any), and (iii) the balance shall be applied to principal. This Note may be prepaid without penalty by the Company at any time upon three (3) days prior notice to Holder.

4.               Conversion.

4.1         General. The unpaid principal balance of this Note and any accrued interest may be converted into shares of the Company’s Common Stock (“Shares”) in accordance with this Section 4; provided, however, that the Holder acknowledges and agrees that under no circumstances will the Company be required to issue Shares exceeding nineteen and ninety-nine one hundredths percent (19.99%) of the Company’s outstanding Common Stock including the aggregate number of shares converted and/or exercised in connection with the Purchase Agreement. Upon conversion, the number of Shares that shall be issued shall equal the number derived by dividing (a) the unpaid principal balance and accrued interest, if any, by (b) the applicable conversion price set forth below.

4.2         Optional Conversion. At any time after the date of this Note, the Holder may, in such Holder’s discretion, elect to convert all of the unpaid principal balance of this Note and all or none of the accrued interest into Shares in accordance with the terms and conditions herein.

4.3         Automatic Conversion. If the Company files a registration or offering statement (the “Registration Statement”) with the Securities and Exchange Commission to facilitate a public offering of its securities under the Securities Act that is underwritten and through which the Company raises gross cash proceeds of at least $10,000,000 (a “Qualified Offering”) and should the managing underwriter of such offering require, all principal and accrued interest under this Note will be automatically converted into Shares in accordance with the terms and conditions herein; provided, however, that the Holder may elect to be paid in cash for all accrued interest. Such automatic conversion shall be effective upon the closing of the Qualified Offering.

4.4         Conversion Price. The conversion price shall mean an amount equal to the average closing bid price of the Common Stock for the five (5) consecutive trading days ending

on the trading day prior to the date hereof, or $           per share, subject to adjustment as set forth in this Section 4.4 (the “Conversion Price”). If, at any time, the Company subdivides its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Company will be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased. All calculations under this Section 4.4 will be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

4.5         Conversion Procedure.

(a)                                  Optional Conversion. To exercise the right to convert this Note into Common Stock, the Holder shall (i) provide the Company with a ten-day advance written notice of conversion specifying the date and amount of such conversion and the name in which the Shares shall be issued (if the name is other than that of Holder), (ii) surrender this Note to the Company; (iii) furnish any appropriate endorsements and documents reasonably requested by the Company, and (iv) pay any documentary, stamp, transfer or similar tax if required.

(b)                                 Automatic Conversion. If this Note is to be converted automatically pursuant to Section 4.4 above, written notice must be delivered to the Holder at the address last shown on the records of the Company at least fifteen (15) days prior to the closing of the Qualified Offering (i) notifying the Holder of the conversion; (ii) specifying the principal amount of the Note converted, and the amount of accrued and unpaid interest; and (c) calling upon the Holder to (A) return an acknowledgement to the Company within ten (10) days after receipt of the notice specifying whether the Holder elects to receive Shares or cash for the accrued interest and (B) surrender this Note to the Company in exchange for Shares and cash, if any, in the manner and at the place designated by the Company.

(c)                                  Delivery of Shares and Cash. As promptly as practicable after the Company’s receipt of the written notice of conversion or acknowledgement of automatic conversion, the Company shall deliver to the Holder certificates, whether paper or electronic, representing the number of fully paid and nonassessable shares into which this Note, or such part thereof, may be converted, and cash, if any, for the accrued interest due and payable. Thereupon, the rights of the Holder as a noteholder shall cease and this Note shall be deemed satisfied and discharged.

4.6         Fractional Shares. In lieu of issuing any fractional shares upon conversion, the Company instead shall deliver an amount of cash equal to such fraction multiplied by the Conversion Price then in effect.

5.               Security Interest. In order to secure the payment and performance of the obligations hereunder and to provide the Holder with a preference upon liquidation of the Company, the Company hereby grants to the Holders a security interest (herein called the “Security Interest”) in and to the following property (hereinafter collectively referred to as the “Collateral”):

All assets of the Company, including without limitation any and all furniture, fixtures, machinery, equipment, inventory, accounts, vehicles, prepaid insurance, supplies, patents, patent rights, copyrights, trademarks, trade names, goodwill, royalty rights, franchise rights, chattel paper, license rights, documents, instruments, general intangibles, payment intangibles, investment property and any and all other goods, now owned or hereafter acquired by the Company and wherever located, together with all substitutions and replacements for and products and proceeds of any of the foregoing property and, in the case of all tangible Collateral, together with (i) all accessories, attachments, parts, equipment, accessions and repairs now or hereafter attached or affixed to or used in connection with any such goods, and (ii) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods.

6.               Subordination. Notwithstanding Section 5 above, the Company covenants and agrees, and each Holder of this Note by acceptance hereof covenants and agrees, that the payment of the principal of and the interest on this Note shall be subordinate in right of payment, to the extent and in the manner hereinafter set forth, to the prior payment of Senior Indebtedness (as defined below) of the Company outstanding on the date hereof or hereafter incurred. For purposes of this Note, “Senior Indebtedness” shall mean indebtedness of the Company: (i) for money borrowed by the Company from banks, finance companies, trust companies, pension trusts, insurance companies or other financial institutions in the business of commercial finance; (ii) in connection with the issuance of tax exempt notes or debentures; and (iii) in connection with the acquisition of capital equipment. Furthermore, each Holder of this Note hereby covenants and agrees to do or cause to be done any and all further acts and things and to execute and deliver any and all further documents and instruments as the Company or holders of the Senior Interestedness deem necessary or appropriate to carry out the full intent and purpose of this Section 6.

7.               Registration Rights. The Company hereby grants to the Holder the following registration rights pertaining to the Shares:

7.1         Demand Rights.

(a)                                  At any time within 60 days after the Maturity Date, Holders holding at least fifty-one percent (51%) (a “Majority-in-Interest”) of the aggregate Shares then outstanding as a result of conversion pursuant to Section 4, may request that the Company file a registration statement for the resale of the Shares (“Requested Registration Statement”). Upon receipt of such request, the Company shall promptly deliver notice of such request to all Holders holding Shares, who shall then have 15 days to notify the Company in writing of their desire to participate in such registration. If the request for registration contemplates an underwritten public offering, the Company shall state such in the written notice.

(b)                                 The Company will use its reasonable commercial efforts to expeditiously effect (but in any event no later than ninety (90) days after such request) the Requested Registration Statement in such registration under the Securities Act, but only to the extent provided for in this Note; provided, however, that the Company shall not be required to effect a registration pursuant to a request under this Section 7 more than one (1) time for all Holders as a group. Notwithstanding anything to the contrary contained herein, no request may be made under this Section 7 within six (6) months after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering.

(c)                                  If a Requested Registration Statement involves an underwritten public offering, and the managing underwriter of such offering determines in good faith and advises the Holders in writing that the number of securities sought to be offered must be limited due to market conditions, then the number of securities to be included in such underwritten public offering shall be reduced to a number deemed satisfactory by such managing underwriter. The shares to be excluded shall be determined on a pro rata basis based upon the aggregate number of Shares requested for inclusion in such registration by each Holder.

7.2         Piggy Back Rights.

(a)                                  Whenever the Company shall propose to file a registration statement under the Securities Act on a form which permits the inclusion of the Shares for resale (a “Qualifying Registration Statement”), including a registration on Form S-8, if applicable, it will give written notice to the Holder at least 30 calendar days prior to the anticipated filing thereof, specifying the approximate date on which the Company proposes to file the Qualifying Registration Statement and the intended method of distribution in connection therewith, and advising the Holder of his right to have any or all of the Shares then held by him included among the securities to be covered by such registration statement (the “Piggy-Back Rights”). The Holder shall have the right to include the Shares in one or more Qualifying Registration Statement until all of the Shares have been sold, or until all of the Shares are eligible for sale under Rule 144 promulgated by the SEC or any similar or successor rule, whichever shall first occur.

(b)                                 Subject to (d) and (e) below, in the event that the Holder elects to utilize the Piggy-Back Rights, the Company shall include in the Qualifying Registration Statement the number of the Shares identified by the Holder in a written request (the “Piggy-Back Request”) given to the Company not later than 10 calendar days prior to the proposed filing date of the Qualifying Registration Statement. The Shares identified in the Piggy-Back Request shall be included in the Qualifying

Registration Statement on the same terms and conditions as the other shares of Common Stock included in the Qualifying Registration Statement.

(c)                                  Notwithstanding anything in this Note to the contrary, the Holder shall not have Piggy-Back Rights with respect to (i) a registration statement on Form S-4 or any successor forms thereto, (ii) a registration statement filed in connection with an exchange offer or an offering of securities solely to existing stockholders or employees of the Company, or (iii) a registration statement filed in connection with an offering by the Company of securities convertible into or exchangeable for Common Stock.

(d)                                 If the lead managing underwriter selected by the Company for an underwritten offering for which Piggy-Back Rights are requested determines that marketing or other factors require a limitation on the number of shares of Common Stock to be offered and sold in such offering, then (i) such underwriter shall provide written notice thereof to each of the Company and the Holder, and (ii) there shall be included in the offering, first, all shares of Common Stock proposed by the Company to be sold for its account (or such lesser amount as shall equal the maximum number determined by the lead managing underwriter as aforesaid) and, second, only that number of Shares requested to be included in the Qualifying Registration Statement by the Holder that such lead managing underwriter reasonably and in good faith believes will not substantially interfere with (including, without limitation, adversely affect the pricing of) the offering of all the shares of Common Stock that the Company desires to sell for its own account.

(e)                                  Nothing contained in this Section 7 shall create any liability on the part of the Company to the Holder if the Company for any reason should decide not to file a Qualifying Registration Statement for which Piggy-Back Rights are available or to withdraw such Qualifying Registration Statement subsequent to its filing, regardless of any action whatsoever that the Holder may have taken, whether as a result of the issuance by the Company of any notice hereunder or otherwise.

7.3         Registration Expenses. Except as set forth below, the Company shall bear all expenses of a Requested Registration Statement and/or Qualifying Registration Statement. The Holder will be individually responsible for payment of his/her/its own legal fees, underwriting fees and brokerage discounts, commissions and other sales expenses incident to any registration hereunder.

7.4         Information by Holders. Each Holder of Shares shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Note.

8.               Restriction on Transfer. The Holder may not transfer this Note until it has delivered to the Company a written opinion of counsel, satisfactory to the Company, that the proposed transfer may be lawfully made without registration under the Securities Act and any applicable state securities law and has received the prior written consent of the Company.

9.               Governing Law. This Note and all rights, obligations and liabilities hereunder shall be governed by the laws of the State of Minnesota without regard to the principles of conflict of laws.

10.         Payment Date. In case any payment date is not a business day, then payment may be made on the next succeeding business day with the same force and effect as if made on such original date and no interest will accrue for the period after such date.

11.         Construction. If any provision of this Note is prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition without invalidating the remainder of such provision or this Note.

12.         Amendments. This Note may not be and will not be deemed or construed to have been modified, amended, rescinded, canceled, or waived, in whole or in part, except by written instruments signed by the Company and the Holder.

13.         Cancellation. After all the principal and accrued interest at any time owed on this Note have been paid in full or this Note has been converted, this Note shall be surrendered to the Company for cancellation and the Security Interest herein shall be terminated.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the day and year first set forth above.

CIPRICO INC.

Monte S. Johnson, Chief Financial Officer